Summary Prospectus	February 28, 2018
PIN	PowerShares India Portfolio

NYSE Arca, Inc.

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.powershares.com/prospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to info@powershares.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2018 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The PowerShares India Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of the Indus India Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

Portfolio Turnover

The Fund directly or through its investment in the Subsidiary (as defined below), pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund and the Subsidiary to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating

Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 90% of its total assets in securities of Indian companies that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) based on the securities in the Underlying Index. The Fund seeks to gain exposure to Indian equity securities, in whole or in part, through investments in its wholly-owned subsidiary located in the Republic of Mauritius (the “Subsidiary”). Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Subsidiary.

Indus Advisors LLC (the “Index Provider”) compiles the Underlying Index, which is comprised of Indian equity securities that are traded on regulated stock exchanges in India. The Underlying Index is designed to represent the large-cap segment of the Indian equity markets. The Fund anticipates that the majority of its investments will be in securities that comprise the Underlying Index rather than ADRs and GDRs. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

Invesco PowerShares Capital Management LLC (the “Adviser”) serves as investment adviser to both the Fund and the Subsidiary. Since the Subsidiary is incorporated in the Republic of Mauritius (“Mauritius”), the Subsidiary may be eligible to obtain tax benefits under the tax treaty between Mauritius and India (the “Treaty”).

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

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Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Indian Securities Risk. Investment in Indian securities involves risks in addition to those associated with investments in securities of issuers in more developed countries, which may adversely affect the value of the Fund’s assets. Such heightened risks include, among others, political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states.

The securities market of India is considered an emerging market that is characterized by a small number of listed companies that have significantly smaller market capitalizations, greater price volatility and substantially less liquidity than companies in more developed markets. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment. This will affect the rate at which the Fund is able to invest in securities of Indian companies, the purchase and sale prices for such securities, and the timing of purchases and sales. Certain restrictions on foreign investment may decrease the liquidity of the Fund’s portfolio, subject the Fund to higher transaction costs, or inhibit the Fund’s ability to track the Underlying Index. The Fund’s investments in securities of issuers located or operating in India, as well as its ability to track the Underlying Index, also may be limited or prevented, at times, due to the limits on foreign ownership imposed by the Reserve Bank of India (“RBI”).

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk. The Fund invests in securities of foreign issuers and, because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the net asset value (“NAV”) of such Shares.

Mauritius Instability Risk. As a developing country, Mauritius may be subject to political and/or economic volatility from time to time, which may make its legal and political structures more uncertain than the comparable structures in developed countries. Such instability could adversely impact the Fund and the Subsidiary.

Geographic Risk. A natural or other disaster could occur in India and Mauritius that could affect the Indian economy or operations of the Subsidiary, causing an adverse impact on the Fund.

Currency Risk. Substantially all of the income that the Fund receives from investments in equity securities is in Indian rupees; however, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the Fund earns the income at the foreign exchange rate in effect on that date. Therefore, if the value of the Indian rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the rupees to U.S. dollars, the Fund may be required to liquidate securities to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and rupees. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the Indian rupee depreciates against the U.S. dollar, even if the value of its holdings, measured in rupees, increases.

Regulatory Risk. The Subsidiary is registered as a foreign portfolio investor (“FPI”) with the Securities and Exchange Board of India (“SEBI”) in order to have the ability to make and dispose of investments in Indian securities. In addition, the Fund is in the process of registering as an FPI. There can be no assurance that the Subsidiary and/or the Fund will qualify or continue to qualify as FPIs under the FPI regulations, or that the Indian regulatory authorities will continue to grant such qualifications, and the loss of such qualifications could adversely impact the ability of the Fund and/or the Subsidiary to make and dispose of investments in India. Investments by FPIs in Indian securities are also subject to certain limits and restrictions under applicable law, and the application of such limits and restrictions could adversely impact the ability of the Fund and/or the Subsidiary to make investments in India.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund’s NAV is determined in

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U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Subsidiary Investment Risk. Changes in the laws of India and/or Mauritius could prevent the Subsidiary from operating as intended and/or from continuing to qualify as a Mauritius resident for tax purposes; any such outcomes could negatively affect the Fund and its shareholders. Additionally, changes in the provisions of the Treaty could result in the imposition of various taxes on the Subsidiary by India, thereby reducing the return to the Fund on its investments.

The governments of India and Mauritius entered into a protocol in May 2016 (the “2016 Protocol”), whereby they amended the Treaty to phase out the capital gains tax exemption on transfer of shares of Indian companies acquired on or after April 1, 2017. Pursuant to the 2016 Protocol, capital gains with respect to shares of such companies acquired on or after April 1, 2017 and transferred during the two-year period between April 1, 2017 and March 31, 2019, will be subject to a reduced capital gain tax rate subject to the Subsidiary’s compliance with certain eligibility criteria set forth in the Treaty; beginning April 1, 2019, capital gains on such shares acquired on or after April 1, 2017 will be taxed at India’s full tax rate. Capital gain arising on investments made in shares of a company resident in India on or before March 31, 2017 shall be eligible for treaty exemption, subject to compliance with eligibility conditions, even if the gain arises on or after April 1, 2017. No assurance can be given that the terms of such amendment will not be subject to interpretation and/or renegotiation.

Tax Risk. The Fund expects that the Subsidiary may be eligible to receive favorable tax treatment pursuant to the Treaty. However, if India and Mauritius were to further re-negotiate the Treaty, any change in its provisions—such as the change presented by the 2016 Protocol—could result in the imposition of additional withholding and other taxes on the Subsidiary by India, which would reduce the Fund’s return.

The Indian Income—Tax Act 1961 (“ITA”) provides that, to claim any relief under the Treaty, an entity must hold a valid Tax Residency Certificate (“TRC”) and also provide to Indian tax authorities such other information and documents as may be prescribed under the ITA. Further, the place of effective management of such entity must be situated outside of India. The ITA defines the “place of effective management” to mean a place where key management and commercial decisions that are necessary for the conduct of the business of an entity as a whole are, in substance made. While the Subsidiary holds a TRC and is expected to renew it annually, there is no guarantee that such renewal would be granted. In the absence of a valid TRC, the Subsidiary would not be eligible for the benefits under the Treaty.

Indian tax authorities recently have adopted an aggressive position towards claims of tax exemptions available under tax treaties, and often challenge claims for various reasons (for example, lack of substance in the relevant entity). If the Indian tax authorities were to allege that the benefits under the Treaty were not available to the Subsidiary, they may attempt to deny the benefit of any tax exemption to the Subsidiary that may be available under the Treaty.

The Indian general anti-avoidance rules (“GAAR”), as contained in the ITA, took effect April 1, 2017. Under GAAR, the Indian tax authorities have been given the power to disregard any arrangement which is considered an ‘impermissible avoidance arrangement’ (“IAA”)—that is, an arrangement whose main purpose is to obtain a tax benefit. If any arrangement were determined to be an IAA, any tax benefits available under the ITA may be eliminated, thereby adversely affecting the Fund’s or the Subsidiary’s business and financial conditions.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers in a single industry or sector. To the extent that the Underlying Index concentrates its investment in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Small- and Mid-Capitalization Company Risk. Although the securities in which the Fund invests represent the large-capitalization segment of the Indian securities market, these companies may be comparatively smaller than U.S. companies, and therefore the Fund is subject to small- and mid-capitalization company risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies.

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These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund currently issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if the Fund issued and redeemed Creation Units principally in-kind. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between its portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, they would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
52.55% (2nd Quarter 2009)	(19.44)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and

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do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (03/05/08)
Return Before Taxes	37.12%	8.58%	1.39%
Return After Taxes on Distributions	36.75%	8.35%	1.23%
Return After Taxes on Distributions and Sale of Fund Shares	21.25%	6.72%	1.06%
Indus India Index (reflects no deduction for fees, expenses or taxes)	38.77%	9.95%	3.02%
MSCI India Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	38.76%	8.87%	3.12%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Senior Portfolio Manager of the Adviser	February 2015
Tony Seisser	Portfolio Manager of the Adviser	February 2015
Jonathan Nixon	Portfolio Manager of the Adviser	October 2013

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), principally in exchange for cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions may be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

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